Exhibit 1.01

Badger Meter, Inc.

Conflict Minerals Report

For the Reporting Period from January 1, 2014 to December 31, 2014

This report for the period from January 1, 2014 to December 31, 2014 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934, as amended, and Form SD (the Rule). The Rule was adopted to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Rule imposes reporting obligations on Securities and Exchange Commission (SEC) registrants whose manufactured products contain certain minerals which are necessary to the functionality or production of their products.

If a registrant determines that any columbite-tantalite (coltan), cassiterite, gold, wolframite or their derivatives, which are limited to tantalum, tin and tungsten (Subject Minerals), are necessary to the functionality or production of a product manufactured by the registrant or contracted by the registrant to be manufactured, the registrant must conduct in good faith a Reasonable Country of Origin Inquiry (RCOI) regarding those Subject Minerals that is reasonably designed to determine whether any of the Subject Minerals originated in the Democratic Republic of the Congo or an adjoining country (Covered Countries) or are from recycled or scrap sources.

If, following the completion of the RCOI, a registrant knows that any of the necessary Subject Minerals originated in a Covered Country and are not from recycled or scrap sources, or has reason to believe that its necessary Subject Minerals may have originated in the Covered Countries and has reason to believe that its necessary Subject Minerals did not come from recycled or scrap sources, then the registrant must exercise due diligence on the source and chain of custody of the Subject Minerals that conforms to a nationally or internationally recognized due diligence framework and describe such due diligence in this separate Conflict Minerals Report.

In accordance with the Organisation for Economic Co-operation and Development (OECD) Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, Second Edition, the related supplements on tin, tungsten, tantalum and gold (the Guidance) and the Rule, this report is available on our website at www.badgermeter.com.

Consistent with the provisions of the Rule, this Conflict Minerals Report has not been audited by a third party.

1. Company Overview

This report has been prepared by the management of Badger Meter, Inc. (herein referred to as Badger Meter, the Company, we, us or our). The information includes the activities of all majority-owned subsidiaries that are required to be consolidated.

Badger Meter is a manufacturer and innovator in flow measurement and control products. Our products include water meters and related technologies, meters and related technologies for water and other fluids, gas meter radios and concrete vibrators.

Conflict Minerals Policy

We have adopted the following conflict minerals policy:

Badger Meter is committed to working with our global supply chain to ensure compliance with the SEC’s conflict minerals rules. We have established a conflict minerals compliance program that is designed to follow the framework established by the OECD. Our enterprise is fully engaged in implementing that program.

Our standard purchase order terms and conditions, used with suppliers, have been updated to include conflict mineral due diligence and reporting requirements. Any direct sourcing by Badger Meter of tin, tungsten, tantalum and gold will not be intentionally sourced from conflict sources. As we become aware of instances where minerals in our supply chain potentially finance armed groups, as discussed in the Rule, we will work with our suppliers to find alternate conflict-free sources.

We are committed to promoting economic development in Africa through responsible commercial engagement, driving employee awareness, as well as through our corporate citizenship activities.

Supply Chain

Because Badger Meter does not deal directly with mineral processors like smelters and refiners, we rely on our direct suppliers to provide origin information on all applicable minerals contained in components or materials supplied to us. We also have our suppliers provide any sources of conflict minerals that are supplied to them from their suppliers.

2. Reasonable Country of Origin Inquiry

In order to determine the origin of the Subject Minerals used in the manufacture of our products, Badger Meter conducted a RCOI in good faith. To complete the RCOI, Badger Meter surveyed its suppliers using the Conflict-Free Sourcing Initiative’s Conflict Minerals Reporting Template (further described in Section 3 below).

It is not practical to survey the entirety of our supplier base; therefore we restricted our survey to suppliers providing products containing Subject Minerals. We then prioritized our list of suppliers by spending and provided the surveys. The goal was to capture information from the suppliers representing the majority of Badger Meter’s purchases of these products.

Survey Responses

We received responses from 91% of the suppliers surveyed (which represents 99% of our overall purchases). We reviewed these responses to ensure each response was complete and consistent with the reported data and followed up with suppliers whose responses did not meet these criteria to obtain more accurate responses.

A majority of the responses received were provided at a company level, many of which did not specify the smelters or refiners used for components supplied to Badger Meter. For responses that did not specify smelters or refiners, Badger Meter contacted the corresponding suppliers to request complete information.

After reviewing the results of the RCOI, Badger Meter determined that it had reason to believe that, during 2014, Subject Minerals necessary for the functionality or production of its products may have originated from a Covered Country and may not be from recycled or scrap sources. Badger Meter conducted its RCOI in good faith, and it believes that such inquiry was reasonable to allow it to make the determination. Accordingly, Badger Meter proceeded to exercise due diligence on the source and chain of custody of the Subject Minerals (further described in Section 3 below).

Additionally, as part of the current sourcing process we are currently conducting a review of a supplier’s conflict mineral status prior to sourcing material from them.

3. Due Diligence Process

Design of Due Diligence

Our due diligence measures have been designed to conform to the framework provided in the Guidance.

Due Diligence Measures Performed

Badger Meter contracted with a third-party company to manage our conflict mineral survey process. The third-party contractor was responsible for contacting suppliers, collecting responses and reviewing the responses for completeness, inconsistencies, errors and applicability. In performing its survey, the contractor used the Conflict-Free Sourcing Initiative’s Conflict Minerals Reporting Template, which was developed to facilitate disclosure and communication of information regarding refiners and smelters that provide material to a company’s supply chain.

After determining the full list of smelters and refiners (as reported by our suppliers) involved in processing the minerals used in materials and components supplied to Badger Meter, we cross-checked those smelters and refiners against lists published by various third-party audit programs, such as the Conflict-Free Sourcing Initiative’s Conflict-Free Smelter Program, as well as the U.S. Department of Commerce’s list of all known mineral processing facilities worldwide, published in September 2014.

Where we could not verify that a particular smelter or refiner was conflict-free based on third-party audit programs, we directed our suppliers to ensure that all smelters and refiners in their supply chains are either verified as conflict-free or publicly committed to becoming so. Suppliers and smelters or refiners who refuse to move toward conflict-free status run the risk of being removed from our supply chain.

4. Due Diligence Results

As a result of the due diligence measures described above, Badger Meter believes that, to the best of its knowledge, the smelters and refiners listed in Annex I to this report may have processed the Subject Minerals in products manufactured by Badger Meter. Because a majority of the responses received were provided at a company level, we are unable to associate specific smelters or refiners with specific components supplied to—and therefore specific products manufactured by—Badger Meter.

Badger Meter does not have sufficient information to conclusively determine the countries of origin of the Subject Minerals used in its products. However, based on the information provided by the suppliers, smelters and refiners in Badger Meter’s supply chain, as well as other publicly available sources of information, Badger Meter believes that the countries of origin of its Subject Minerals include the countries listed in Annex II to this report. Badger Meter also believes that some of the Subject Minerals in its products may have come from scrap or recycled sources.

Of the 594 smelters and refiners Badger Meter identified as part of its supply chain during calendar year 2014, none reported sourcing Subject Minerals that were mined in the Covered Countries. Of those, 136 were verified as conflict-free under the Conflict-Free Smelter Program, and an additional 15 were verified as active but not yet compliant under the Conflict-Free Smelter Program. Based on the country-of-origin information received from the suppliers, smelters and refiners in its supply chain, Badger Meter has no reason to believe the remaining 443 facilities sourced Subject Minerals that directly or indirectly finance or benefit armed groups in the Covered Countries.

Based on the results described above, all products manufactured by Badger Meter that are subject to the Rule are considered “DRC conflict undeterminable.” These products are considered “undeterminable” because Badger Meter has been unable to determine the exact origin of the Subject Minerals used in such products.

Badger Meter has provided its determination as of the date of this report. Subsequent events, such as the inability or unwillingness of any supplier, smelter or refiner to comply with Badger Meter’s Conflict Minerals Policy, may affect our future determinations under Rule 13p-1.

5. Steps Taken to Mitigate Risk

Since the end of the period covered in our most recent Conflict Minerals Report, which was filed with the SEC on June 2, 2014, we have taken the following steps to improve our due diligence regarding the Subject Minerals in our supply chain:

•	Included conflict mineral language in new or renewed purchase orders;

•	Began confirming conflict mineral status with all suppliers on a yearly basis;

•	Encouraged undeterminable suppliers to audit their supply chain to ensure no usage of conflict minerals; and

•	Ceased purchasing from suppliers who advise that conflict minerals are used in their product, and are unable to supply products that are free of conflict minerals.

In addition, we plan to take the following steps to continue improving our supply chain due diligence during the current reporting period:

•	Continue working with suppliers to help them understand Badger Meter’s expectations regarding due diligence over the Subject Minerals in our supply chain, including our suppliers’ due diligence over their own supply chains.

•	Communicate our expectation to our suppliers that they transition their supply chain toward smelters and refiners verified as conflict-free by the Conflict-Free Smelter Program.

•	For suppliers who cannot immediately transition to a conflict-free supply chain, request that those suppliers develop, communicate and implement a plan to source from conflict-free smelters and refiners in the future.

•	Contact smelters and refiners in our supply chain who are not verified as conflict-free by the Conflict-Free Smelter Program and encourage them to become compliant.

•	Utilize industry programs to encourage the adoption and improvement of relevant tools and standards.

6. Forward-Looking Statements

Certain statements contained in this Conflict Minerals Report may contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “think,” “should,” “could” and “objective” or similar expressions are intended to identify forward-looking statements. All such forward-looking statements are based on our then-current views and assumptions and involve risks and uncertainties. Some risks and uncertainties that could cause actual results to differ materially from those expressed or implied in forward-looking statements include, among other things, our suppliers’ willingness and ability to comply with our conflict minerals-related compliance requests, the degree to which we are able to determine our suppliers’ use of conflict-free smelters and refiners, the impact of industry-wide initiatives like the Conflict-Free Smelter Program, smelters’ and refiners’ willingness and ability to comply with the Conflict-Free Smelter Program, our effectiveness in managing the conflict minerals RCOI and due diligence processes, and the costs of our compliance. All of these factors are beyond our control to varying degrees. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements contained in this Conflict Minerals Report and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made in this document are made only as of the date of this document and we assume no obligation, and disclaim any obligation, to update any such forward-looking statements to reflect subsequent events or circumstances.

Annex I

List of Smelters and Refiners

Mineral	Smelter/Refiner	Location
Tin	5N Plus	Germany, United Kingdom
Tantalum	A&M Minerals Ltd.	United Kingdom
Tungsten	A.L.M.T. Tungsten Corp.	Japan, China
Gold, Tin	Academy Precious Metals (China) Co., Ltd.	China
Gold	Advanced Chemical Company	United States
Gold	AIDA Chemical Industries Co., Ltd.	Japan
Tin	AIM	Canada
Tungsten	Air Liquide Far Eastern (ALFE)	South Korea
Tungsten, Tin	Air Products	United States, China
Gold	Aktyubinsk Copper Company TOO	Kazakhstan
Tin, Tungsten	Alldyne Powder Technologies	United States
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany
Tungsten	Alluter Technology (Shenzhen) Co., Ltd.	China
Gold, Tantalum	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan
Tin	Almit	China
Tin	Alpha	United States
Tungsten, Tin	Alta Group	United States
Tungsten, Gold	Altlantic Metals	United States
Tin	Amalgamated Metal Corporation PLC	Indonesia, United Kingdom
Tin	Amalgamet Inc.	Peru
Tin	American Iron and Metal	Canada
Tin	Ami Bridge Enterprise Co., Ltd.	Taiwan
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	China
Gold	AngloGold Ashanti Córrego do Sítio Mineração	Brazil
Tantalum	Anhui Herrman Impex Co., Ltd	China
Gold	Anhui Tongling non-ferrous Pioneer Metals Corporation	China
Tin	Anhui Xinke New Materials Co.,Ltd	China
Tin	Aoki Labatories Ltd	China
Gold	Argor-Heraeus SA	Switzerland
Gold	Asahi Pretec Corporation	Japan

Gold	Asaka Riken Co., Ltd.	Japan
Tungsten	Ata Group	United States
Gold, Tantalum	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey
Tungsten	ATI Metalworking Products	United States
Tin	Atlantic Metals	United States
Tin	Atotech	Germany
Tin, Gold	Aurubis AG	United States, Germany
Tin	Ausmelt Limited	Australia
Tungsten	Axis Material Limited	Japan
Gold	Baiyin Nonferrous Group Co.,Ltd	China
Tin	Balver Zinn Josef Jost Gmbh & Co.Kg	Germany
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines
Tin	Baoshida Swissmetall	Switzerland
Gold	Bauer Walser AG	Germany
Tin	Beijing Oriental Guide Welding Materials Co., Ltd.	China
Tungsten, Tin	Beijing Zenith Materials	China
Tin	Best Metals	Argentina, Brazil
Gold	Boliden AB	Sweden
Tin	Britannia Refined Metals Ltd.	United Kingdom
Tungsten	Buffalo Tungsten	China
Tin	Butterworth Smelter	Malaysia
Gold	C. Hafner GmbH + Co. KG	Germany
Gold	Caridad	Mexico
Gold	CCR Refinery – Glencore Canada Corporation	Canada
Gold	Cendres + Métaux SA	Switzerland
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	Brazil
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China
Gold	Changzhou Chemical Research Institute Co. Ltd.	China
Tin	Chengfeng Metals Co. Pte. Ltd.	China
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	China
Tin	Chenzhou Yun Xiang mining limited liability company	China
Gold	Cheong Hing	Hong Kong
Gold	Chia Tai Metal Products	China

Gold	Chimet S.p.A.	Italy
Tin	China Hongqiao	China
Gold	China National Gold Group Corporation	China
Tungsten	China National Nonferrous Industry Corp.	China
Tin	China New Materials	China
Tin	China Rare Metal Materials Company	China
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	China
Gold	China Sino-Platinum Metals Co.,Ltd	China
Tin	China Tin Group Co., LTD	China
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China
Gold	Chugai Mining	Japan
Gold, Tin	Chugai Mining Co.,Ltd	Japan
Tin	CNMC(Guangxi) PGMA Co. Ltd.	China
Gold	Codelco	Chile
Gold	Colt Refining	United States
Tantalum	Companhia Industrial Fluminense	Brazil
Tin	Complejo Metalurgico Vinto S.A.	Bolivia
Tantalum	Conghua Tantalum & Niobium Smeltery	China
Tin	Cookson	Malaysia, United States
Tin, Gold	Cooper Santa	Brazil
Tin	CSC Pure Technologies	Russia
Tin	CV Gita Pesona	Indonesia
Tin	CV Justindo	Indonesia
Tin	CV Makmur Jaya	Indonesia
Tin	CV Nurjanah	Indonesia
Tin	CV Prima Timah Utama	Indonesia
Tin	CV Serumpun Sebalai	Indonesia
Tin	CV United Smelting	Indonesia
Tungsten	CWB Materials	United States
Tin	Da Tong Co., Ltd	China
Tin	Dae Chang Ind Co Ltd	South Korea
Gold	Daejin Indus Co., Ltd	South Korea
Tin	Daejung Chemical Metals Co. Ltd	South Korea
Gold	Daeryoung E&C	South Korea

Tin	Daewoo International	South Korea
Gold	Daye Non-Ferrous Metals Mining Ltd.	China
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	China
Tin	De wei copper company	Malaysia
Tungsten	Degutea	South Korea
Tin	Dickmann s.r.l.	Italy
Tin	Ding Pacific	China
Gold	Do Sung Corporation	South Korea
Gold	Doduco	Germany
Tin	Dong Guan Shen Mao Soldering Tin CO.,LTD	China
Tin	Dong-bu steel	South Korea
Tin	Dongguan Humen Shunmao Tin Co., Ltd.	China
Tin	Dongguan Qiandao Tin Co., Ltd.	China
Tin	dongrong	China
Gold, Tin	Dowa	Japan
Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG	Germany
Tin	Duksan Hi-Metal	South Korea
Tantalum	Duoluoshan	China
Gold	Duoxin	China
Tin	Dyfenco	China, Taiwan
Tin	Ebara-Udylite	China
Gold	Eco-System Recycling Co., Ltd.	Japan
Tin	Electroloy Metal PTE LTD	China
Tin	Eon-tech (Suzhou) Corporation	China
Gold	ESG Edelmetallservice GmbH & Co. KG	Germany
Tin	Estanho de Rondônia S.A.	Brazil
Tantalum	Ethiopian Minerals Development Share Company	Ethiopia
Tungsten	Evraz Stratcor, Inc.	China
Tin	Eximetal S.A.	Argentina
Tantalum	Exotech Inc.	United States
Tantalum	F&X Electro-Materials Ltd.	China
Gold	Faggi Enrico S.p.A.	Italy
Tin	Feinhütte Halsbrücke GmbH	Germany
Tin	Fenix Metals	Poland
Tin	Ferro Alloys de México, S.A. de C.V.	Brazil

Tin	Foshan Nanhai Songgang Hongyang Tin Industry Co., Ltd.	China
Gold, Tin	FSE Novosibirsk Refinery	Russia
Tin	Fuji Metal Mining	Thailand
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China
Tantalum, Tungsten	Fujian Nanping	China
Tin	Fujian Zijin copper Co.Ltd	China
Tin	Funsur	Brazil, Peru
Tin	Furukawa Company, Ltd.	Japan
Tantalum, Gold	Gannon & Scott	United States
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	China
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China
Tin	Gebrueder Kemper GMBH	Germany
Gold	Geib Refining Corporation	United States
Tin	Gejiu Jinge Mining & Smelting Co., Ltd.	China
Tin	Gibbs Wire & Steel Co	United States
Tantalum	Global Advanced Metals Aizu	Japan
Tantalum	Global Advanced Metals Boyertown	United States
Tungsten	Global Tungsten & Powders Corp.	United States
Tungsten	Golden Egret	China
Tin	Gomat-e-K.	Germany
Tin	Goodway	Indonesia
Tin	Grant Manufacturing and Alloying	United States
Tin	Greatgum Enterprise Co.,Ltd	Taiwan
Gold	Grillo Handel	Germany
Tungsten	Guangdong Guangzhou Guangsheng Non-Ferrous Import & Export Co. Ltd	China
Tin	GuangDong Jiatian Stannum Products Co., Ltd	China
Gold	Guangdong Jinding Gold Limited	China
Gold	Guangdong MingFa Precious Metal Co.,Ltd	China
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	China
Tin	Guangxi Liuzhou Huaxi Group Limited	China

Tin	GuangXi PING GUI Flying Saucer Ltd Co	China
Tin	Guangxi Zhongshan Gold Bell Smelting Corp.Ltd	China
Tantalum	GuangZHou Jin Ding	China
Tin	Guangzhou Special Copper & Electronics material Co.,LTD	China
Tin	Guangzhou Tianshuo Electroni Technology.Co.Ltd	China
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	China
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China
Tin	H. KRAMER & CO	United States
Tantalum, Tungsten	H.C. Starck Co., Ltd.	Thailand, Germany, United States, Japan
Tin	H.J.Enthoven & Sons is a division of H.J.Enthoven Ltd	United Kingdom
Tin	Hana High Metal Co., Ltd	China, Malaysia
Tin	Hanbaek nonferrous metals	South Korea
Tin, Gold	Handok	South Korea
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China
Gold	Haojin Kamfort	China
Gold, Tin	Harima Smelter	Japan
Gold	Harmony Gold Refinery	South Africa
Tin	HeChi Metallurgical Chemical factory	China
Gold, Tin	Heesung Catalysts Corp.	South Korea
Gold	Heimerle + Meule GmbH	Germany, Austria
Gold	Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	China
Gold	Henan Zhongyuan Gold Smelter Co., Ltd.	China
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China
Tin	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany
Tin	HeTai Gold Mineral GuangDong Ltd. Co.	China
Tin	High Quality Technology Co.,Ltd	China
Tin	High-Power Surface Technology	China
Tin	High-Tech Co., Ltd. Taiwan	Taiwan
Gold	Hisikari Mine	Japan
Tin, Tungsten	Hitachi Metals, Ltd., Yasugi Works	Japan

Tantalum	Hi-Temp Specialty Metals, Inc.	United States
Gold	Hon Shen Co. Ltd	Taiwan
Gold	HonHai Precision Co., Ltd.	Taiwan
Tin	Huanggang City Tongding Metallic Material Co.Ltd	China
Tin	Huichang Jinshunda Tin Co., Ltd	China
Gold, Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	China
Gold	Hutti Gold Mines Limited (HGML)	India
Gold	Hwasung CJ Co., Ltd	South Korea
Tin	Hyundai-Steel	South Korea
Tin	Independence Mining Co	China
Tin	Industria Brasileira de Ferro Ligas Ltda	Brazil
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	China
Tin	IPS	France
Gold	Ishifuku Metal Industry Co . Ltd	Japan
Tin	Ishikawa Metal Co.,Ltd.	Japan
Gold	Istanbul Gold Refinery	Turkey
Tungsten	Izawa Metal Co., Ltd	Japan
Gold	Japan Mint	Japan
Tungsten	Japan New Metals Co., Ltd.	Japan
Gold	Japan Pure Chemical	Japan
Tin	Jau Janq Enterprise Co., Ltd.	Taiwan
Tin	Jean Goldschmidt International	Belgium
Gold	Jia Lung Corp	Taiwan
Tin	Jiangsu united tinplate Co., Ltd.	China
Gold	Jiangxi Copper Company Limited	China
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	China
Tin	Jiangxi Shunda Huichang Kam Tin Co., Ltd.	China
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China
Gold	Jin Jinyin refining company limited	China
Tin	JinDa Metal .Co.Ltd	China

Gold	Jinfeng Gold Mine Smelter	China
Tin	Jingxi chemistry group	China
Gold	Jinlong Copper Co., Ltd.	China
Tungsten	Jinzhou Xingye Smelt Duty Corp.,ltd.	China
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China
Tantalum	Jiujiang Tanbre Co., Ltd.	China
Gold	Johnson Matthey Inc.	United States
Gold	Johnson Matthey Limited	Canada
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russia
Gold	JSC Uralelectromed	Russia
Tin	Ju Tai Industrial Co.,Ltd.	China
Tin	Jun Yuan Co., Ltd	China
Gold	JX Nippon Mining & Metals Co., Ltd.	Japan
Tin	Kai Union Industry and Trade Co., Ltd.	China
Tin	Kai Unita Trade Limited Liability Company	China
Tungsten	Kanto Denka Kogyo Co., Ltd.	China
Gold	Kazzinc	Kazakhstan
Tantalum	KEMET Blue Metals	Mexico
Tantalum	KEMET Blue Powder	United States
Tungsten	Kennametal Fallon	United States
Tungsten	Kennametal Huntsville	United States
Gold	Kennecott Utah Copper LLC	United States
Tin	Ketabang	China, Indonesia, United Kingdom
Tin	Kewei Tin Co.,ltd	China
Tin	Kihong T&G	Indonesia
Tantalum	King-Tan Tantalum Industry Ltd.	China
Tin	Kiyomine Metal Industry	Japan
Tin	Kohoku kogyo Co.,Ltd	Japan
Gold	Kojima Chemicals Co., Ltd.	Japan
Tin	Koki Products Co. Ltd.	Thailand
Gold	Korea Metal Co., Ltd.	South Korea
Tin	Kovohutě Příbram Nástupnická, A.S.	Czech Republic
Tin	Kovohuty Dolný Kubín, s.r.o	Slovakia
Tin	Ku Ping Enterprise Co., Ltd.	Taiwan

Tin	Kuan Shuo Ind. Co., Ltd.	Taiwan
Tin	Kunming High-tech Industrial Developing Area	China
Tin	Kunshan Chengli Tin Co., Ltd.	China
Tin	Kuntai	China
Tin	Kupol	Russia
Tungsten	Kyoritsu Gokin Co., Ltd.	Japan
Gold	Kyrgyzaltyn JSC	Kyrgyzstan
Gold	L’ azurde Company For Jewelry	Saudi Arabia
Tin	Leshan EP Technology Co., Ltd.	China
Tin	Levitra can, Shenzhen Electronic Technology Co., Ltd.	China
Tin	Leybold Co.,Ltd.	Japan
Gold	Lingbao Gold Company Limited	China
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	China
Gold	London Bullion Market Association	United Kingdom, Japan
Tantalum	LSM Brasil S.A.	Brazil
Gold	LS-NIKKO Copper Inc.	South Korea
Tantalum	Luoyang Kewei Molybdenum & Tungsten Co. LTD	China
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China
Tin	Lupon Enterprise Co., Ltd	Taiwan
Tin	Ma On Shunguang Smelting Plant	China
Tin	Magnu’s Minerais Metais e Ligas Ltda.	Brazil
Tin	Malaysia Smelting Corporation (MSC)	Malaysia
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China
Tin	Marco Metales de Mexico, S.A. de C.V.	Bolivia
Tin	Materials Eco-Refining CO.,LTD	Japan
Gold	Materion	United States
Gold	Matsuda Sangyo Co., Ltd.	Japan
Tin	Matsuo solder Co., Ltd.	Japan
Tin	Matsushima Metal Co.	Japan
Tin	MCP HEK GmbH	Germany
Tin	MCP Mining & Chemical Products Ltd. UK	United Kingdom
Tin	Mecomsa, S.A. de C.V.	Peru
Tin	Melt Metais e Ligas S/A	Brazil
Tin	Mengzi Bofa Mining & Smelting Co., Ltd.	China

Tin	Metahub Industries Sdn. Bhd.	Malaysia
Tantalum	Metal Do Co. Ltd.	Japan
Tin	Metallic Resources, Inc.	United States
Tin	Metallo-Chimique N.V.	Belgium
Tantalum	Metallurgical Products India Pvt., Ltd.	India
Gold	Metalor Technologies (Hong Kong) Ltd.	China
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore
Gold	Metalor Technologies (Suzhou) Ltd.	China
Gold	Metalor Technologies SA	Switzerland
Gold	Metalor USA Refining Corporation	United States
Gold	Metalúrgica Met-Mex Peñoles, S.A. De C.V	Mexico
Tin	Metec (Trader)	Thailand
Tin	Metech Alu Ind Sdn. Bhd.	Malaysia
Tin, Tantalum	Mineração Taboca S.A.	Brazil
Tin	Ming Li Jia smelt Metal Factory	China
Tin	Minsur	Peru
Tin	Misue Tin Smelter and Refinery	Peru
Tin	Mits-Tec (Shanghai) Co. Ltd.	China
Tin, Tungsten	Mitsubishi Electric Metecs Co., Ltd.	Japan
Gold, Tin	Mitsubishi Materials Corporation	Japan
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	China
Tin	Mitsui High-Tec(Shanghai) Co., Ltd	China
Tin	Mitsui kinzoku Co Ltd takehara seirenjyo	Japan
Tantalum	Mitsui Mining & Smelting	Japan
Gold	Mitsui Mining and Smelting Co., Ltd.	Japan
Gold	MK Electronics	Australia, South Korea
Tantalum	Molycorp Silmet A.S.	Estonia
Gold	Morigin Company	Japan
Gold	Morris and Watson	New Zealand
Gold	Moscow Special Alloys Processing Plant	Russia
Tin	Multiple Xin precision metal electroplating factory	China
Gold	N.E. Chemcat Corporation	Japan
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Turkey
Tin	Nan Kang City Kjin Long Mine industry Co.,Ltd.	China

Tin	Nancang Metal Material Co.,Ltd	China
Tungsten	Nanchang Cemented Carbide Limited Liability Company	China
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	China
Gold	Nathan Silver	Japan
Tin	Nathan Trotter & Co INC.	United States
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan
Gold	Neomax Hitachi	Japan
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Vietnam
Gold	Nihon Material Co., Ltd.	Japan
Gold	Niihama Nickel Refinery	Japan
Tin	Nikkei Singapore Aluminium Pte Ltd	Singapore
Tin	Ningbo Jintian copper (Group ) Company Limited	China
Gold	Ningbo Kangqiang	China
Tin	Ningbo Yinzhou Tin Bronze Bronze Belt Co.,Ltd	China
Tantalum, Tungsten	NingHua XingLuoKeng TungSten Mining CO.,LTD	China
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
Tantalum	Niotan	United States
Tantalum	Nitora Metals AG	Switzerland
Gold	Nittetsu Mining	Japan
Tungsten	North American Tungsten	Canada
Tin	Novosibirsk Processing Plant Ltd.	Russia
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Vietnam
Tantalum	Nuvoton Technology Corp.	Taiwan
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand
Tin	O.M. Manufacturing Philippines, Inc.	Philippines
Tin	Oetinger Aluminium	Germany
Gold	Ohio Precious Metals, LLC	United States
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	Russia
Gold	OJSC Kolyma Refinery	Russia
Tin	OMSA	Bolivia
Tin	Oxbow Metales Mèxico S. de R.L de C.V	Bolivia
Gold	Pamp Sa	Switzerland

Tin	Pan Jit International Inc.	Taiwan
Gold	Pan Pacific Copper Co., Ltd.	Japan
Tin	PAN-Metallgesellschaft Baumgärtner	Germany
Tin	Pemali Tine Mine	Indonesia
Gold	Penglai Penggang Gold Industry Co Ltd	China
Tin	Philippine Associated Smelting and Refining Corporation	Philippines
Tantalum	Plansee SE Liezen	Austria
Tantalum	Plansee SE Reutte	Austria
Tungsten	Pobedit, JSC	Russia
Gold	Pogo Gold Mining	United States
Tin	Poongsan Corporation	South Korea
Tin	Posco	South Korea
Gold	Precious Metal Sales Corp.	United States
Gold	Prioksky Plant of Non-Ferrous Metals	Russia
Tin	Pro Wu Xianggui Mining and Metallurgy Co., Ltd.	China
Tin	Productos Minerales del Norte S.A. de C.V.	Bolivia
Tin	ProtekDevice	United States
Tin	PT Alam Lestari Kencana	Indonesia
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia
Tin	PT Artha Cipta Langgeng	Indonesia
Tin	PT ATD Makmur Mandiri Jaya	Indonesia
Tin	PT Babel Inti Perkasa	Indonesia
Tin	PT Bangka Kudai Tin	Indonesia
Tin	PT Bangka Putra Karya	Indonesia
Tin	PT Bangka Timah Utama Sejahtera	Indonesia
Tin	PT Bangka Tin Industry	Indonesia
Tin	PT Belitung Industri Sejahtera	Indonesia
Tin	PT BilliTin Makmur Lestari	Indonesia
Tin	PT Bukit Timah	Indonesia
Tin	PT DS Jaya Abadi	Indonesia
Tin	PT Eunindo Usaha Mandiri	Indonesia
Tin	PT Fang Di MulTindo	Indonesia
Tin	PT HP Metals Indonesia	Indonesia
Tin, Tungsten	PT Indra Eramulti Logam Industri	Indonesia

Tin	PT Inti Stania Prima	Indonesia
Tin	PT Karimun Mining	Indonesia
Tin	PT Koba Tin	Indonesia
Tin	PT Mitra Stania Prima	Indonesia
Tin	PT Panca Mega Persada	Indonesia
Tin	PT Prima Timah Utama	Indonesia
Tin	PT Refined Bangka Tin	Indonesia
Tin	PT Sariwiguna Binasentosa	Indonesia
Tin	PT Seirama Tin investment	Indonesia
Tin	PT Sumber Jaya Indah	Indonesia
Tin	PT Supra Sukses Trinusa	Indonesia
Tin	PT Tambang Timah	Indonesia
Tin	PT Timah	Indonesia
Tin	PT Tinindo Inter Nusa	Indonesia
Tin	PT Yinchendo Mining Industry	Indonesia
Tin	Pure Technologies	United States
Gold	PX Précinox SA	Switzerland
Gold	Pynmax	Taiwan
Tin	Qian Dao Tin Products	China
Gold	Qiankun Gold and Silver	China
Tin	Qualitek delta philippines inc.	Philippines
Tantalum	QuantumClean	United States
Tin	Rahman Hydraulic Tin Berhad	Malaysia
Gold	Rand Refinery (Pty) Ltd.	South Africa
Tin	Redring Solder (M) Sdn Bhd	Malaysia
Tin	Redsun Metal Ind. Co.,Ltd. / Wen Cheng Lead Wire Co., Ltd.	Taiwan
Tantalum	RFH Tantalum Smeltry Co., Ltd	China
Tin	Richard Stenzhorn GmbH	Germany
Gold	Royal Canadian Mint	Canada
Tin	Rui Da Hung	Taiwan
Tin	S Company	Thailand
Tin	SA Minsur	Peru
Gold	Sabin Metal Corp.	United States
Gold	Safimet Spa. (Gold refiners)	Italy

Tungsten	Saganoseki Smelter & Refinery	Japan
Tin	Samatron Co.,Ltd.	South Korea
Gold	Samduck Precious Metals	South Korea
Tin	Samtec	United States
Gold	Samwon Metals Corp.	South Korea
Tin	Sasaki Solder Industry Co.,Ltd	Japan
Gold	Schone Edelmetaal	Netherlands
Tin	Selayang Solder sdn Bhd	Malaysia
Gold	SEMPSA Joyería Platería SA	Spain
Tin	Senju Metal Industry Co., Ltd.	Bolivia, Malaysia, Peru, Thailand
Tin	SGS	Bolivia
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China
Tantalum	Shanghai Jiangxi Metals Co., Ltd	China
Tin	ShangHai YueQiang Metal Products Co., LTD	China
Tin	Shantou Xilong Chemical Factory Co., Ltd	China
Tin	Shaoxing Tianlong Tin Materials Co., Ltd.	China
Tin	Shen Mao Solder (M) Sdn. Bhd.	Taiwan
Gold	Shen Zhen Thousand Island Ltd.	China
Tin	Shenmao Technology Inc	Taiwan
Gold, Tin	Shenzhen Chemicals & Light Industry Co., Ltd.	China
Tin	Shenzhen City Jin Chun Tin Products Co Ltd	China
Gold	Shenzhen fujun material technology co.,ltd	China
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	China
Tin	Shenzhen keaixin Technology	China
Tin	Shenzhen new jin spring solder products Co., LTD	China
Tin	Shenzhen Rui Xiang Hao Inductrial Co., Ltd	China
Gold	Shenzhen Tiancheng Chemical Co Ltd	China
Gold	ShenZhen urban pubic bureau of China	China
Tin	Shenzhen Yi Cheng Industrial	China
Tungsten	Sichuan Metals & Materials Imp & Exp Co	China
Tungsten	Sincemat Co Ltd	China
Tin	Singapore LME Tin	Singapore

Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.	Malaysia
Tin	Sizer Metals Pte Ltd	Singapore
Tin	Smic Senju Malaysia	Malaysia
Gold	SMM, Toyo Smelter & Refinery	Japan
Gold	So Accurate Group, Inc.	United States
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russia
Tin	Soft Metais Ltda.	Brazil
Gold	Solar Applied Materials Technology Corp.	Taiwan
Tantalum	Solikamsk Magnesium Works OAO	Russia
Tin	SOLNET METAL	Taiwan
Tin	STANCHEM Sp. j. (trader)	Indonesia
Gold	Strain DS Force Shop	Japan
Tin	Strait Metal Technology Sdn. Bhd.	Malaysia
Tin	Süddeutsche Metallhandels-gesellschaft mbH	Germany
Gold	Sumisho Materials Corporation	Japan
Gold, Tungsten	Sumitomo Metal Mining Co., Ltd.	Japan, Russia, Germany
Tin	Sun Surface Technology Co.,Ltd	China
Tungsten	Sunaga Tungsten	Japan
Tin	Sundwiger Messingwerk GmbH & Co.KG	Germany
Tin	Suntain Co.Ltd	Taiwan
Tin	Suzhou Cangsong Metal Product Co., Ltd	China
Tin	Suzhou Co. Ltd.	China
Gold	Suzhou Xingrui Noble Metal Material Co. Ltd.	China
Tin	Tae Seung	China
Tungsten	TaeguTec Ltd.	South Korea
Tin	Taiwan in high-tech Co.	Taiwan
Tin	Taiwan Total Co. Ltd.	Taiwan
Tungsten	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	China
Gold	Taizhou Delta Electronics Co., Ltd.	China
Tantalum	Taki Chemicals	Japan
Tin	Talcang City Nankang Metal Materila Co., Ltd	China
Tantalum	Talison Minerals Pty Ltd	Australia
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan

Tantalum	Tantalite Resources	South Africa
Tin	TCC steel	South Korea
Tin	Technic Inc.	United States
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Vietnam
Tantalum	Telex Metals	United States
Tin	Tennant Metal Pty Ltd.	Australia
Tin	Thai Solder Industry Corp.,Ltd.	Thailand
Tin	Thaisarco	Thailand
Gold	The Great Wall Gold and Silver Refinery of China	China
Tin	The Miller Company	United States
Tin	The Nankang Nanshan Tin Co., Ltd.	China
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	China
Tin	Thermox Performance Materials GmbH	United Kingdom
Tin	Thousand Island Metal Foil Co.,Ltd	China
Gold	Three Mountain Gold (Laizhou) Co. Ltd.	China
Gold	Tiancheng Chemical	China
Tin	Tianjin Yishang chemical trade Co.,LTD	China
Tin	Tianshui Longbo Business &Trade Co.,Ltd.	China
Tin	Tin Products Manufacturing Co. Ltd.	China
Gold	Tokuriki Honten Co., Ltd.	Japan
Tin	Tong Ding Metal Company. Ltd.	China
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China
Gold	Torecom	South Korea
Tungsten	Tosoh Smd (Shanghai) Co., Ltd	China, Japan
Tin	Traxys	France
Tungsten	Triumph Group, Inc	United States
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tungsten	ULVAC, Inc.	Japan
Gold	Umicore Brasil Ltda.	Brazil
Gold	Umicore Precious Metals Thailand	Thailand
Gold	Umicore SA Business Unit Precious Metals Refining	Belgium
Tin	Uni Bros Metal Pte Ltd	Singapore
Tin	Uniforce Metal Industrial Corp.	Taiwan
Gold	Union Bank of Switzerland	Switzerland

Tungsten	United Microelectronic Corporation	Taiwan
Gold	United Precious Metal Refining, Inc.	United States
Tin	Untracore Co.,Ltd.	Thailand
Gold	Valcambi SA	Switzerland
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Vietnam
Tungsten	Voss Metals Company, Inc.	United States
Tin	VQB Mineral and Trading Group JSC	Vietnam
Tin	Welley Solder Corp	Taiwan
Tin	Well-Lin Enterprise Co Ltd	Taiwan
Tin	Wen Cheng Lead Wire Co., Ltd.	Taiwan
Gold	Wenzhou Yihua Connector Co.	China
Gold	Western Australian Mint trading as The Perth Mint	Australia
Tin	Westfalenzinn	Germany
Tin	Westmetall GmbH & Co. KG	Germany
Tin	WFM Brons	Netherlands
Tin	White Solder Metalurgia e Mineração Ltda.	Brazil
Tin	Wieland Werke AG	Germany
Tin	Wildshaw Ltd	United Kingdom
Tin	Wilhelm Westmetall	Germany
Tungsten	Wolfram Bergbau und Hütten AG	Austria
Tungsten	Wolfram Company CJSC	Russia
Tungsten	Wort Wayne Wire Die	United States
Tungsten	W-Si Target	China
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	China
Gold	Wuxi Middle Treasure Materials	China
Tin	Wuxi Yunxi Sanye Solder Factory	China
Tin	Xia Yi Metal Industries (shares) Ltd.	Taiwan
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tin	Xiang Hua Ling Tin Mine	China
Tin	Xin Wang Copper Smelter	China
Tin	Xingye Copper International Group Limited	China
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China
Gold	Yamamoto Precious Metal Co., Ltd.	Japan

Tin	Yao Zhang Enterprise Co., Ltd.	Taiwan
Tin	Ye Chiu Metal smelting Sdn Bhd	Malaysia, China
Tin	Yeonhab Precision Co., Ltd.	South Korea
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	China
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	China
Gold	Yokohama Metal Co., Ltd.	Japan
Gold	Yoo Chang Metal Inc.	South Korea
Gold	Yuh-Cheng Material Corporation	Taiwan
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China
Gold	Yunnan Copper Industry Co., Ltd.	China
Tin	Yunnan Tin Group (Holding) Company Limited	China
Tin	Yun’xin Non-ferrous Electroanalysis Ltd.	China
Tin	Zhang Yao	Malaysia
Tin	Zhangjiagang Fu Lin Co., Ltd	China
Tungsten	Zhangyuan Tungsten Co Ltd	China
Tin	Zhangzhou Macro Real Non-Ferrous Metals	China
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	China
Gold	ZhaoJin Mining Industry Co.,Ltd.	China
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	China
Tin	Zhejiang Huangyan Xinqian Electrical Equipment Fittings Factory	China
Gold	Zhejiang Suijin	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China
Tin	Zhuhai Horyison Solder Co.,Ltd	China
Tantalum	Zhuzhou Cemented Carbide	China
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China
Tin	Zong Yang Industrial Co., Ltd.	Taiwan

Annex II

List of Countries of Origin for Subject Minerals

Argentina	Netherlands
Australia	New Zealand
Austria	Peru
Belgium	Philippines
Bolivia	Poland
Brazil	Russia
Canada	Saudi Arabia
Chile	Singapore
China	Slovakia
Czech Republic	South Africa
Estonia	South Korea
Ethiopia	Spain
France	Sweden
Germany	Switzerland
India	Taiwan
Indonesia	Thailand
Italy	Turkey
Japan	United Kingdom
Kazakhstan	United States
Kyrgyzstan	Uzbekistan
Malaysia	Vietnam
Mexico